                                   Exhibit III

                SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT
                                  [LAKE TRAVIS]

            This SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT [LAKE TRAVIS] (this "Amendment") is made and entered into as of the 12th day of June, 1995, by and between PRIME GROUP II, L.P., an Illinois limited partnership (the "Pledgor") and KEMPER INVESTORS LIFE INSURANCE COMPANY, an Illinois insurance corporation (the "Pledgee").

                              W I T N E S S E T H:

            WHEREAS, Pledgor and Pledgee entered into that certain Pledge and Security Agreement [Lake Travis], dated as of March 22, 1994 (the "Original Pledge Agreement"), pursuant to which Pledgor pledged to Pledgee 690,276 Common Units to secure Pledgor's obligations under the Guaranty;

            WHEREAS, the Original Pledge Agreement was amended by that certain First Amendment to Pledge and Security Agreement [Lake Travis], dated as of August 31, 1994 (the "First Amendment"), between Pledgor and Pledgee (the Original Pledge Agreement, as amended by the First Amendment, is referred to herein as the "Pledge Agreement");

            WHEREAS, Section 4.16 of the Pledge Agreement provides, in part, for a periodic calculation of the aggregate Market Value of the Pledged Interests, and, based on such calculation, may require Pledgor to pledge and deliver to Pledgee additional collateral or may require Pledgee to release and deliver to Pledgor certain Collateral; and

            WHEREAS, Pledgor and Pledgee have agreed to certain revisions for determining the Market Value of the Pledged Interests as hereinafter provided and, in consideration thereof, Pledgor has agreed to pledge additional Common Units.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Pledgee hereby agree as follows:

            1. All capitalized terms used in this Amendment which are not specifically defined in this Amendment but which are defined in the Pledge Agreement shall have the meanings given such terms in the Pledge Agreement.

            2. Pledgor hereby pledges, hypothecates, assigns, and transfers to Pledgee, and hereby grants to Pledgee, a continuing lien and security interest in 95,576 Common Units (the "Additional Common Units"), subject to Sections 2.7 and 4.16(b) of the Pledge Agreement. Pledgor and Pledgee agree that the Additional Common Units shall constitute "Pledged Interests" included within the "Collateral" for all purposes of the Pledge Agreement. To reflect the pledge of the Additional Common Units and other additional pledges being made concurrently herewith under the Pledgee - Affiliated Security Agreements, "Exhibit A" and "Exhibit A-l" attached to this Amendment are hereby substituted as Exhibit A and Exhibit A-1 to the Pledge Agreement, in replacement of the Exhibit A and Exhibit A-1 attached to the First Amendment.

            3. The definition "Adjusted Funds from Operations" in Article 1 of the Pledge Agreement is hereby amended by adding the following sentence to the end of such definition:

            "For purposes of calculating the Adjusted Funds from Operations for the calendar quarter beginning July 1, 1995 only, Funds from Operations shall be adjusted to include reasonably estimated net income which would be generated in a full calendar quarter from leases signed on or before October 15, 1995, and under which tenants have occupied space and paid rent on or before October 15, 1995, for space in stores (including new centers and expansions of existing centers) which opened for business to the public during the period beginning July 1, 1995 and ending October 15, 1995".

            4. The definition of "Market Value" in Article 1 of the Pledge Agreement is hereby amended by deleting the words "the five consecutive Business Days" in the second line thereof and replacing such words with the words "the ten consecutive Business Days".

            5. Article 1 of the Pledge Agreement is hereby amended by deleting the definition of "Business Day" and substituting the following in lieu thereof:

            "'Business Day' means any day of the week other than Saturday, Sunday or (i) any other day on which the New York Stock Exchange is closed, or (ii) if the Common Stock is traded in the over-the-counter market as reported by the National Association of Security Dealers, Inc. Automated Quotation System, any other day on which such over-the-counter market is closed".

            6. Subparagraphs (a), (b) and (c) of Section 4.16 of the Pledge Agreement are hereby amended in their entirety to read as follows:

            "(a) So long as this Pledge and Security Agreement remains in full force and effect, and subject to subparagraph (d) below, if as of the tenth (10th) Business Day following the release by the General Partner of its earnings for any calendar quarter beginning with the calendar quarter beginning July 1, 1995, Pledgee shall determine, after receipt of the calculation of Market Value provided for in subparagraph (c) below, that the aggregate Market Value of the Pledged Interests and the fair market value of any other Collateral theretofore pledged by Pledgor under this
      Section 4.16 and then constituting a part of the Collateral hereunder, is less than 95% of the Pledge Amount, then Pledgor shall promptly pledge and deliver to Pledgee additional unencumbered Common Units and/or unencumbered Common Stock (including certificates and transfer instruments relating thereto), and/or other collateral acceptable to Pledgee, such that, after giving effect to the pledge of such additional Common Units and/or Common Stock and/or other collateral, all Pledged Interests and other Collateral pledged under this Pledge and Security Agreement and then constituting a part of the Collateral shall have a fair market value (valuing Pledged Interests at Market Value) equal to or greater than the Pledge Amount. Such additional Common Units and/or Common Stock shall constitute Pledged Interests and, together with any other collateral pledged hereunder, shall be deemed to be part of the Collateral hereunder.

            (b) So long as this Pledge and Security Agreement remains in full force and effect, and subject to subparagraph (d) below, if as of the tenth (10th) Business Day following the release by the General Partner of its earnings for any calendar quarter beginning with the calendar quarter beginning July 1, 1995, Pledgee shall determine, after receipt of the calculation of Market Value provided for in subparagraph (c) below, that the aggregate of the Market Value of the Pledged Interests and the fair market value of any other Collateral theretofore pledged by Pledgor under this Section 4.16 and then constituting a part of the Collateral hereunder, is more than 110% of the Pledge Amount, then Pledgee shall promptly release and deliver to Pledgor Common Units and/or Common Stock and/or other Collateral (as Pledgee shall determine in its sole discretion), such that, after giving effect to such release and delivery, the aggregate of the Market Value of the remaining Pledged Interests and the fair market value of any other Collateral theretofore pledged by Pledgor under this Pledge and Security Agreement and then constituting a part of the Collateral hereunder, shall be as close as possible to, but in no event less than, 110% of the Pledge Amount.

            (c) Within five (5) Business Days after the tenth (10th) Business Day following the release by the General Partner of its earnings for any calendar quarter beginning with the calendar quarter beginning July 1, 1995, and at such other times as the Pledgee may request, Pledgor shall deliver to Pledgee a calculation, made in good faith and certified as such by the Chief Financial Officer of General Partner, or another officer of General Partner reasonably acceptable to Pledgee, of the Market Value of the Pledged Interests (including the adjustment contemplated by subparagraph (d) below, if applicable) and the fair market value of any other collateral pledged by Pledgor under this Section 4.16 and then constituting part of the Collateral hereunder, calculated as of the tenth
      (10th) Business Day following the release by the General Partner of its earnings for the applicable calendar quarter in accordance with the provisions of this Pledge and Security Agreement."

            7. Pledgor hereby remakes and reiterates the representations and warranties set forth in Section B of Schedule 1 to Exhibit B to the Pledge Agreement (except for paragraphs 5, 6 and 7 of Section B of Schedule 1 to Exhibit B), and incorporates the same herein by this reference as of the date of this Amendment. Pledgor further hereby remakes and reiterates the representations and warranties set forth in Section 3.2 of the Pledge Agreement with respect to the Additional Common Units only as of the date of this Amendment, and incorporates the same herein by this reference.

            8. The fourth sentence of subparagraph (c) of Section 2.7 of the Pledge Agreement is hereby amended by deleting the phrase "during the period of eighteen (18) months after the date hereof" and substituting in its place the phrase "on or before March 22, 1996."

            9. All references in the Pledge Agreement to "this Pledge and Security Agreement" and any and all references in the Loan Documents to the Pledge Agreement shall mean the Pledge Agreement, as amended by this Amendment.

            10. Pledgor hereby ratifies and confirms the Guaranty and the Pledge Agreement and agrees that the same shall remain in full force and effect, except as the Pledge Agreement is amended by this Amendment.

            11. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the day and year first above written.


                                   PRIME GROUP II, L.P., an Illinois limited partnership

                                   By:  PGLP, Inc., an Illinois corporation, its
                                       general partner

                                       By:   /s/  Michael W. Reschke
                                             -----------------------------------
                                             Its: President


                                   KEMPER INVESTORS LIFE INSURANCE COMPANY, an
                                   Illinois insurance corporation

                                   By: /s/  Authorized Signatory
                                       -----------------------------------------
                                             Its: Authorized Signatory

                                   By: /s/  Authorized Signatory
                                       -----------------------------------------
                                             Its: Authorized Signatory

                                    EXHIBIT A

                                  LAKE TRAVIS(1)

Project:                              The Island on Lake Travis

Lender: Kemper Investors Life Insurance Company ("KILICO"). KILICO has provided credit support/enhancement with respect to the Loan.

Borrower:                             The Island on Lake Travis, Ltd., a Texas
                                      limited partnership

Prime Partner(s):                     (1) The Lake Travis Island, Ltd., a Texas
                                      limited partnership, general partner
                                      (50%) [comprised of The Prime Group,
                                      Inc., general partner (94 %) and Prime
                                      International, Inc. (6 %), limited
                                      partner] and (2) Prime International,
                                      Inc., limited partner (50%)

Loan: The Loan made pursuant to the Loan Agreement between Capital Health Facilities Development Corporation and Borrower dated 12/1/86 in connection with the $25,000,000 Capital Health Facilities Development Corporation Health Facilities Development Revenue Bonds (The Island on Lake Travis, Ltd. Project) Series 1986; the "Loan" shall include principal and interest payable under any note or other reimbursement obligation of Borrower to Lender relating to Lender's credit support/enhancement of the Loan

Guaranty/ Guarantor:                  Limited Recourse Guaranty [Lake Travis]
                                      by Prime Group II L.P., an Illinois
                                      limited partnership, in favor of KILICO

Initial Pledge Amount:                $8,723,000

Number of Common Units Pledged:       785,852

(1) No reallocation pursuant to Section 2.7(c) permitted.

                                   EXHIBIT A-1

1.    DEVONSHIRE

Project:                               The Devonshire Senior Housing Facility,
                                       Lisle, Illinois

Lender: Kemper Investors Life Insurance Company ("KILICO"). KILICO has provided credit support/enhancement with respect to the Loan.

Borrower:                              The Ponds of Pembroke Limited
                                       Partnership, an Illinois limited
                                       partnership

Prime Partner(s):                      The Prime Group, Inc. ("Prime") (25%),
                                       general partner

Loan: Collectively: (1) the Loan made pursuant to the Amended and Restated Loan Agreement between the Village of Lisle and Borrower dated 12/1/87 in connection with the $27,000,000 Village of Lisle, Illinois Multi-Family Housing Revenue Bonds (Ashley of Lisle Project) and (2) the Loan made pursuant to the Loan Agreement between the Village of Lisle, Illinois and Borrower dated 8/15/91 as amended and restated on 1/15/93 in connection with the $6,000,000 Village of Lisle, Illinois Multi-Family Housing Revenue Bonds Series 1991 (Devonshire of Lisle Project); the "Loan" shall include principal and interest payable under any note or other reimbursement obligation of Borrower to Lender relating to Lender's credit support/enhancement of the Loan

Guaranty/ Guarantor:                   Limited Recourse Guaranty [Devonshire] by
                                       Prime Group II, L.P., an Illinois limited partnership, in favor of KILICO

Initial Pledge Amount:                 $1,442,000

Number of Common Units Pledged:        129,910

2.    HUNTLEY(1)(2)(3)

Project:                               Vacant land in Huntley, Illinois

Lender:                                Kemper Investors Life Insurance Company
                                       ("KILICO")

Borrower:                              With respect to the HDLP First Loan and
                                       the Bond Participation Obligation (as
                                       defined below), Huntley Development
                                       Limited Partnership, an Illinois limited partnership ("HDLP") and American
                                       National Bank and Trust Company of
                                       Chicago, not personally but as Trustee
                                       under Trust No. 109743-01, of which HDLP is the sole beneficiary ("HDLP Trust"), and (2) with respect to the HMRV Loan (as defined hereinbelow), Huntley Meadows
                                       Residential Venture, an Illinois general partnership ("HMRV"), and American
                                       National Bank and Trust Company of
                                       Chicago, not personally but as Trustee
                                       under Trust No. 110482-04, of which HMRV is the sole beneficiary (the "HMRV
                                       Trust").

Prime Partner(s):                      (1) Huntley Development Company (1%),
                                       general partner (owned 100% by Prime
                                       International, Inc. ("PI")) and (2) PI
                                       (99%), limited partner

Loan: Collectively: (1) the Loan (the "HDLP First Loan") evidenced by that certain Amended and Restated Promissory Note dated June 12, 1995 (the "Restated First Note") among HDLP, HDLP Trust and KILICO in the stated principal amount of $28,516,641.00, as amended from time to time; (2) the obligation of HDLP to purchase from KILICO a 50% participation interest in those certain Tax Increment Allocation Revenue Bonds (Huntley Redevelopment Project), Series 1 through 32, pursuant to a Bond Participation Agreement between KILICO, and HDLP, dated of even date herewith (the "Bond Participation Obligation"); and (3) the Loan (the "HMRV Loan") evidenced by that certain Promissory Note dated as of September 13, 1990 made by HMRV and HMRV Trust in favor of KILICO in the stated principal amount of $5,200,000, as amended from time to time.

Guaranty/ Guarantor:                   Limited Recourse Guaranty [Huntley] by
                                       Prime Group II, L.P., an Illinois limited partnership, in favor of KILICO

Initial Pledge Amount:                 $5,000,000

Number of Common Units Pledged:        450,518

3.    LAKE TRAVIS(3)

Project:                               The Island on Lake Travis

Lender: Kemper Investors Life Insurance Company ("KILICO"). KILICO has provided credit support/enhancement with respect to the Loan.

Borrower:                              The Island on Lake Travis, Ltd., a Texas
                                       limited partnership

Prime Partner(s):                      (1) The Lake Travis Island, Ltd., a Texas
                                       limited partnership, general partner
                                       (42.25%) [comprised of The Prime Group,
                                       Inc., general partner (94%) and Prime
                                       Group II, L.P. (6%), limited partner] and
                                       (2) Prime Group II, L.P., limited partner
                                       (57.75%)

Loan: The Loan made pursuant to the Loan Agreement between Capital Health Facilities Development Corporation and Borrower dated 12/1/86 in connection with the $25,000,000 Capital Health Facilities Development Corporation Health Facilities Development Revenue Bonds (The Island on Lake Travis, Ltd. Project) Series 1986; the "Loan" shall include principal and interest payable under any note or other reimbursement obligation of Borrower to Lender relating to Lender's credit support/enhancement of the Loan

Guaranty/ Guarantor:                   Limited Recourse Guaranty [Lake Travis]
                                       by Prime Group II, L.P., an Illinois
                                       limited partnership, in favor of KILICO

Initial Pledge Amount:                 $8,723,000

Number of Common Units Pledged:        785,852

4.    NAPERVILLE

Project:                               Vacant property in Naperville, Illinois

Lender: Kemper Investors Life Insurance Company ("KILICO") and Federal Kemper Life Assurance Company ("FKLA"), jointly and severally. KILICO has provided credit support/enhancement with respect to the Shawmut Loan (defined below) and KILICO/FKLA has made the Subordinate Loan (defined below).

Borrower:                              Route 59 Partners L.P., an Illinois
                                       limited partnership

Prime Partner(s):                      (1) Prime/Route 59, Inc. (5%), general
                                       partner, (2) Prime (40%), limited
                                       partner, and (3) Prime Group II, L.P.
                                       (55%), limited partner

Loan: Collectively: (1) the Loan evidenced by the Amended and Restated Promissory Note of Borrower to Shawmut Bank Connecticut, N.A. dated 12/30/93 in the original principal amount of $15,500,000 (the "Shawmut Loan"); such "Loan" shall include principal and interest payable under any note or other reimbursement obligation of Borrower to Lender relating to Lender's credit support/enhancement of the Loan; and (2) the Loan evidenced by the Amended and Restated Promissory Note of Borrower to KILICO and FKLA dated 1/1/95 in the original principal amount of $3,304,084 (the "Subordinate Loan")

Guaranty/ Guarantor:                   Limited Recourse Guaranty [Naperville] by
                                       Prime Group II, L.P., an Illinois limited partnership, in favor of KILICO and FKLA

Initial Pledge Amount:                 $2,608,000

Number of Common Units Pledged:        234,954

5.    300 NORTH LASALLE

Project:                               320 North LaSalle, Chicago, Illinois
                                       Parking Garage

Lender:                                Kemper Investors Life Insurance Company
                                       ("KILICO")

Borrower:                              300 North LaSalle Limited Partnership, an
                                       Illinois limited partnership, and
                                       American National Bank and Trust Company of Chicago, not personally but as trustee under Trust Number 110024-09, of which 300 North LaSalle Limited Partnership is the sole beneficiary

Prime Partner(s):                      (1) Prime Group II, L.P. (98%), limited
                                       partner and (2) 300 North LaSalle, Inc.
                                       (2%), general partner (owned 100% by
                                       Michael W. Reschke)

Loan: Loan made pursuant to the Loan Agreement between Lender (as assignee of Lumbermens Mutual Casualty Company) and Borrower dated 2/8/90 in the stated principal amount of $31,000,000, as increased to $41,292,087 as of 3/23/94, as the same may be amended and/or restated from time to time

Guaranty/ Guarantor:                   Limited Recourse Guaranty [300 N.
                                       LaSalle] by Prime Group II, L.P., an
                                       Illinois limited partnership, in favor of KILICO

Initial Pledge Amount:                 $13,288,000

Number of Common Units Pledged:        1,197,112

6.    150 N. RIVERSIDE(1)(2)(3)(4)

Project:                               Vacant land in Chicago, Illinois

Lender:                                Lumbermens Mutual Casualty Company
                                       ("Lumbermens")

Borrower:                              150 N. Riverside Venture, an Illinois
                                       general partnership

Prime Partner(s):                      Prime International, Inc. (90%), general
                                       partner

Loan: Loan made pursuant to the Loan Agreement between Lumbermens and Borrower dated 10/17/88 in the original principal amount of $12,400,000

Initial Pledge Amount:                 $0

Number of Common Units Pledged:        0

7.    ENTERPRISE CENTERS(5)

Project: (1) East Chicago Enterprise Center, comprised of industrial warehouse facilities in East Chicago, Indiana; (2) Hammond Enterprise Center, comprised of industrial warehouse facilities in Hammond, Indiana; (3) Arlington Heights Enterprise Center, comprised of industrial warehouse facilities in Arlington Heights, Illinois; and (4) Chicago Enterprise Center, comprised of industrial warehouse facilities in Chicago, Illinois

Lender:                                Kemper Investors Life Insurance Company
                                       ("KILICO")

Borrower:                              (1) Enterprise Center I, L.P., an
                                       Illinois limited partnership ("EC-I");
                                       (2) Enterprise Center II, L.P., an
                                       Illinois limited partnership ("EC-II");
                                       (3) Enterprise Center III, L.P., an
                                       Illinois limited partnership ("EC-III");
                                       (4) Enterprise Center IV, L.P., an
                                       Illinois limited partnership ("EC-IV");
                                       (5) Enterprise Center V, L.P., an
                                       Illinois limited partnership ("EC-V");
                                       (6) Enterprise Center VI, L.P., an
                                       Illinois limited partnership ("EC-VI");
                                       (7) Enterprise Center VII, L.P., an
                                       Illinois limited partnership ("EC-VII");
                                       (8) Enterprise Center VIII, L.P., an
                                       Illinois limited partnership ("EC-VIII");
                                       (9) Enterprise Center IX, L.P., an
                                       Illinois limited partnership ("EC-IX");
                                       (10) Enterprise Center X, L.P., an
                                       Illinois limited partnership ("EC-X");
                                       (11) Arlington Heights I, L.P., an
                                       Illinois limited partnership ("AH-I");
                                       (12) Arlington Heights II, L.P., an
                                       Illinois limited partnership ("AH-II");
                                       and (13) Arlington Heights III, L.P., an
                                       Illinois limited partnership ("AH-III")

Prime Partner(s):                      For each of EC-I, EC-II, EC-III, EC-IV,
                                       EC-V, EC VI, EC-VII, EC-VIII, EC-IX and
                                       EC-X, K-P Enterprise Centers Limited
                                       Partnership, general partner (50%), which is comprised in part by (1) K-P
                                       Enterprise Centers, Inc., general partner
                                       (1%) (of which Prime owns 50% and Prime
                                       Group IV, L.P. owns 50%), (2) Prime Group
                                       Limited

                                       Partnership, limited partner (49%) and
                                       (3) Prime Group IV, L.P., limited partner
                                       (50%); for each of AH-I, AH II and
                                       AH-III, (1) Prime/AH Industrial Center,
                                       Inc., general partner (1%) (100% owned by Prime International, Inc.), and (2) Prime Group IV, L.P., limited partner (49%)

Loans: The indebtedness evidenced by: (1) those certain industrial revenue bonds (Enterprise Center I, L.P. Project), in the aggregate principal amount of $5,100,000, issued by the Indiana Development Finance Authority (the "IDFA Issuer"); (2) those certain industrial revenue bonds (Enterprise Center II, L.P. Project), in the aggregate principal amount of $5,300,000, issued by the IDFA Issuer; (3) those certain industrial revenue bonds (Enterprise Center III, L.P. Project), in the aggregate principal amount of $4,500,000, issued by the IDFA Issuer; (4) those certain industrial revenue bonds (Enterprise Center IV, L.P. Project), in the aggregate principal amount of $3,000,000, issued by the IDFA Issuer; (5) those certain industrial revenue bonds (Enterprise Center V, L.P. Project), in the aggregate principal amount of $5,700,000, issued by the IDFA Issuer; (6) those certain industrial revenue bonds (Enterprise Center VI, L.P. Project), in the aggregate principal amount of $5,000,000, issued by the IDFA Issuer; (7) those certain industrial revenue bonds (Enterprise Center VII, L.P. Project), in the aggregate principal amount of $7,200,000, issued by the City of Chicago (the "CC Issuer"); (8) those certain industrial revenue bonds (Enterprise Center VIII, L.P. Project), in the aggregate principal amount of $7,000,000, issued by the CC Issuer; (9) those certain industrial revenue bonds (Enterprise Center IX, L.P. Project), in the aggregate principal amount of $4,750,000, issued by the CC Issuer; (10) those certain industrial revenue bonds (Enterprise Center X, L.P. Project), in the aggregate principal amount of $4,300,000, issued by the CC Issuer; (11) those certain industrial revenue bonds (Arlington Heights I,

                                       L.P. Project), in the aggregate principal amount of $4,500,000, issued by the Village of Arlington Heights, Illinois (the "VAH Issuer"); (12) those certain industrial revenue bonds (Arlington Heights II, L.P. Project), in the aggregate principal amount of $4,800,000, issued by the VAH Issuer; and (13) those certain industrial revenue bonds (Arlington Heights III, L.P. Project), in the aggregate principal amount of $4,900,000, issued by the VAH Issuer; the "Loans" shall include principal and interest payable under any note or other reimbursement obligation of Borrower to Lender relating to Lender's credit support/enhancement of the Loans, if applicable

Initial Pledge Amount:                 $0

Number of Common Unit Pledged:         0

8.    NORTHGATE(5)

Project: Vacant land in Addison, Illinois, together with certain stores in or adjacent to Northgate Plaza, a retail shopping center in Lombard, Illinois

Lender:                                Kemper Investors Life Insurance Company
                                       ("KILICO")

Borrower:                              Prime 53 North Partners, an Illinois
                                       general partnership ("Prime 53") and
                                       American National Bank and Trust Company of Chicago, not personally but as Trustee under Trust Nos. 110340-06, 11206 09 and
                                       11205-00, of which Prime 53 is the sole
                                       beneficiary ("Trust")

Prime Partner(s):                      The Prime Group, Inc. (50%), general
                                       partner

Loan: Loan evidenced by the Amended and Restated Promissory Note dated 3/22/94 of Borrower to KILICO in the original principal amount of $5,559,173

Initial Pledge Amount:                 $0

Number of Common Units Pledged:        0

9.    TRIAD SUPERIOR EQUITY ADVANCE AND OTHER LOANS(5)

Project:                               Eight industrial revenue bond projects
                                       located in the state of Tennessee

Lender:                                Kemper Investors Life Insurance Company
                                       ("KILICO")

Borrower:                              (1) Prime of Tennessee, Inc., an Illinois
                                       Corporation with respect to the Triad
                                       Superior Equity (as defined below), (2)
                                       Triad Development Company, an Illinois
                                       limited partnership, with respect to the Triad Obligations (as defined below), (3)
                                       Triad Parking Company, Ltd. with respect to the Triad Parking Loan (as defined below), (4) Centre Square II, Ltd. with respect to the Centre Square Loan (as defined below), (5) Professional Plaza,
                                       Ltd. with respect to the Professional
                                       Plaza Loan (as defined below), (6) Old
                                       Kingston Properties, Ltd. with respect to the Old Kingston Loan (as defined below), and (7) Nashville Office Building I, Ltd.
                                       with respect to the Nashville Office Loan
                                       (as defined below)

Prime Partner(s):                      Prime of Tennessee, Inc. (1%), general
                                       partner, and/or The Prime Group, Inc.
                                       (1%), limited partner of Triad
                                       Development Company, as designated by
                                       Prime

Loan: Collectively: (1) the "Triad Superior Equity" as defined in Section 3.3 of the Second Amended and Restated Agreement of Limited Partnership of Triad Development Company, (2) the Loan evidenced by Promissory Note of Triad Development Company to Lender dated July 24, 1986 in the principal amount of $665,000, as amended, (3) the Loan evidenced by Promissory Note of Triad Development Company to Lender dated July 24, 1986 in the principal amount of $475,000, as amended, (4) the Loan (the "Triad Parking Loan") evidenced by Promissory Note of Triad Parking Company, Ltd. to Lender dated April 29, 1987 in the principal amount of $1,440,000, as amended, (5) the indebtedness, (the "Centre Square Loan") evidenced by those certain industrial revenue bonds (Centre Square II, Ltd. Project), in the aggregate amount of $9,000,000, issued by the Industrial Development Board of the County of Knox, Tennessee (the "Knox County Issuer"), (6) the indebtedness (the "Professional Plaza Loan") evidenced by those certain industrial revenue bonds (Professional Plaza, Ltd. Project), in the aggregate amount of $9,000,000, issued by the Knox County Issuer, (7) the indebtedness (the "Old Kingston Loan") evidenced by those certain industrial revenue bonds (Old Kingston Properties, Ltd. Project), in the aggregate amount of $3,500,000, issued by the Knox County Issuer, and (8) the indebtedness (the "Nashville Office Loan") evidenced by those certain industrial revenue bonds (Nashville Office Building I, Ltd. Project), in the aggregate amount of $4,800,000, issued by the Knox County Issuer; the "Loans" shall include principal and interest payable under any note or other reimbursement obligation of Borrower to Lender relating to Lender's credit support/enhancement of the Loans, if applicable; the "Triad Obligations" shall mean, collectively, the Loans described in (2) and (3) above.

Initial Pledge Amount:                 $0

Number of Common Units Pledged:        0

10.   TRIAD LAND LOANS (FORMERLY NON-ASSET BONDS)(5)

Project: (1) Mabry Partners, Ltd.; (2) Middlebrook Properties, Ltd.; and (3) Watkins Partners, Ltd.

Lender:                                Kemper Investors Life Insurance Company
                                       ("KILICO")

Borrower:                              (1) Mabry Partners, Ltd.; (2) Middlebrook
                                       Properties, Ltd.; and (3) Watkins
                                       Partners, Ltd.

Prime Partner(s):                      Prime of Tennessee, Inc. (1%), general
                                       partner and/or The Prime Group, Inc.
                                       (1%), limited partner, of Triad
                                       Development Company, as designated by
                                       Prime

Loan: Collectively: (1) the Loan evidenced by Amended and Restated Promissory Note of Mabry Partners, Ltd. to Lender dated as of November 29, 1994 in the principal amount of $2,242,275, as amended, (2) the Loan evidenced by Amended and Restated Promissory Note of Middlebrook Properties, Ltd. to Lender dated as of November 29, 1994 in the principal amount of $1,310,373, as amended, and (3) the Loan evidenced by Amended and Restated Promissory Note of Watkins Partners, Ltd. to Lender dated as of November 29, 1994 in the principal amount of $1,875,293, as amended

Initial Pledge Amount:                 $0

Number of Common Units Pledged:        0

(1) Any Dilution of Common Units shall be allocated, on a pro rata basis in accordance with the respective number of Common Units, among the projects listed on this Exhibit A-1 other than those under the headings "Huntley" and "150 N. Riverside" as provided in Exhibit C hereto, until such time as the Pledge Amount for all such projects shall be $0, at which time the Dilution shall be allocated to the project listed under the heading "Huntley", until such time as the Pledge Amount for the project listed under the heading "Huntley" shall be $0, at which time the Dilution shall be allocated to the project listed under the heading "150 N. Riverside".

(2) No reallocation pursuant to Section 2.7(b) permitted.

(3) No reallocation pursuant to Section 2.7(c) permitted.

(4) Limited Recourse Guaranty and Pledge and Security Agreement will be executed and delivered by Prime Group II, L.P. to Kemper Investors Life Insurance Company, in the event of reallocation under Section 2.7(b) to "150 N. Riverside." The maximum reallocation to "150 N. Riverside" pursuant to Section 2.7(b) shall be $3,351,000.

(5) Limited Recourse Guaranty and Pledge and Security Agreement will be executed and delivered by Prime Group II, L.P. to Kemper Investors Life Insurance Company, in the event of reallocation under Section 2.7(c) to "Enterprise Centers", "Northgate", "Triad Superior Equity Advance and Other Loans", or "Triad Land Loans (Formerly Non-Asset Bonds)", as the case may be.

                           ACKNOWLEDGEMENT AND CONSENT

            Prime Retail, L.P., a Delaware Limited Partnership (the "Partnership"), and Prime Retail, Inc., a Maryland corporation (the "General Partner") hereby acknowledge receipt of a copy of the foregoing Second Amendment to Pledge and Security Agreement [Lake Travis] (the "Second Amendment"), and consent to Pledgor's pledge of the Additional Common Units thereunder and the other terms and provisions thereof. Notwithstanding anything in the By-laws of the General Partner to the contrary, the Partnership and the General Partner further acknowledge and agree that the Acknowledgment and Consent dated March 22, 1994 entered into by the undersigned with respect to the Pledge and Security Agreement [Lake Travis] dated March 22, 1994 by Prime Group II, L.P., as Pledgor, in favor of Kemper Investors Life Insurance Company, as Pledgee, is hereby ratified and confirmed and shall remain in full force and effect except as amended by the terms and provisions of the Second Amendment.

Dated: June 12, 1995


                                PRIME RETAIL, L.P. a Delaware limited
                                partnership

                                By:   Prime Retail, Inc., a Maryland corporation

                                      By:    /s/  Michael W. Reschke
                                             -----------------------------------
                                      Title: Chairman of the Board


                                PRIME RETAIL, INC., a Maryland corporation

                                      By:    /s/ Michael W. Reschke
                                             -----------------------------------
                                      Title: Chairman of the Board